UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 15th, 2012

Commission File Number: 333-152002

DAULTON CAPITAL CORP

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

30-0459858

(IRS Employer Identification Number)

The Seagram Building

375 Park Avenue
Suite 2607

New York, NY
  (Address of principal US executive offices)

Tel: 212 634-6805

(Registrant’s telephone number)

www.DaultonCapital.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 15th, Mr. Tom Verdun was appointed to the Board of Directors of the Company.

Mr. Verdon, aged 48, holds an LLB Honors Law from University of Wales, IMC (Investment Management Certificate) Benchmark UK Fund Managers Qualification, and advanced diploma in Financial Planning. Mr. Verdon was head of Bespoke Investment Solutions for Dexia Private Bank, as well as Director of Deutsche Private Wealth Management, Africa.

    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18th, 2012

DAULTON CAPTIAL CORP

/s/ Brian Smith

By:   Brian Smith, Director